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                                                                   EXHIBIT 10.03


                                FORMFACTOR, INC.

                             1996 STOCK OPTION PLAN

             AS APPROVED BY THE BOARD OF DIRECTORS ON JULY 24, 1997
         AND AS AMENDED ON MARCH 12, 1998, APRIL 14, 1998, MAY 13, 1999,
                     SEPTEMBER 18, 2000 AND JANUARY 16, 2001


        1. Purposes of the Plan. The purposes of this 1996 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock Purchase Rights may also be granted under the Plan. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act and is intended to comply with Section 25102(o) of the California Corporations Code.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Award Agreement" means with respect to Options and Stock Purchase Rights, the signed written agreement between the Company and the Optionee setting forth the terms and conditions of the Option or Stock Purchase Right, as the case may be.

               (b) "Administrator" means the Board or its Committee appointed pursuant to Section 4 of the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Cause" means termination because of (i) any willful material violation by the Optionee of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Optionee's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Optionee of a common law fraud, (ii) the Optionee's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Optionee of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Optionee regarding the terms of the Optionee's service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company including, without limitation, the willful and continued failure or refusal of the Optionee to perform the material duties required of such Optionee as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Optionee, (iv) Optionee's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of


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the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Optionee which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

               (e) "Code" means the Internal Revenue Code of 1986, as amended.

               (f) "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

               (g) "Common Stock" means the Common Stock of the Company.

               (h) "Company" means FormFactor, Inc., a Delaware corporation.

               (i) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any Director of the Company whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

               (j) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the ninety-first (91st) day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

               (k) "Director" means a member of the Board of Directors of the Company.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The


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Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (r) "Option" means a stock option granted pursuant to the Plan.

               (s) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

               (t) "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

               (u) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (v) "Plan" means this 1996 Stock Option Plan.

               (w) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

               (x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

               (y) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

               (z) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.


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               (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

               (bb) "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

               (cc) "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares reserved for issuance under the Plan is 5,930,500 Shares or such lesser number of Shares as permitted under
Section 260.140.45 of Title 10 of the California Code of Regulations. The Shares may be authorized but unissued Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

        4. Administration of the Plan. The Plan shall be administered by the Board or a Committee appointed by the Board. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

                      (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                      (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

                      (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

                      (iv) to determine the number of Shares to be covered by each such award granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions of any award granted hereunder;

                      (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;


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                      (viii) to reduce the exercise price of any Option to the
then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

                      (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

               Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

        5. Eligibility.

               (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if otherwise eligible, be granted additional Options or Stock Purchase Rights.

               (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company, as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years from the effective date unless sooner terminated under Section 16 of the Plan.

        7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

        8. Option Exercise Price and Consideration.

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               (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                      (i) In the case of an Incentive Stock Option

                             (A) granted to an Employee who, at the time of
grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                      (ii) In the case of a Nonstatutory Stock Option

                             (A) granted to a person who, at the time of grant
of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                             (B) granted to any other person, the per Share
exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

               (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant. Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

               (c) Withholding Taxes. Whenever Shares are to be issued in satisfaction of Options or Stock Purchase Awards granted under this Plan, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options or Stock Purchase Rights are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

        9. Exercise of Option.


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               (a) Procedure for Exercise; Rights as a Shareholder. Any Option
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan, but in the case of an Optionee who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, at the rate of at least 20% per year over five (5) years from the date the Option is granted.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. The Company shall comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 hereof.

                      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 9, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, within a period of at least thirty (30) days as determined by the Administrator, exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. Such period in the case of an Incentive Stock Option shall not exceed three (3) months after the date of such termination. However, in no event shall such period extend later than the expiration date of the term of such Option as set forth in the Award Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. However, the preceding provisions of this paragraph will not apply in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status) or from Consultant to Employee.

               (c) Termination for Cause. In the event of termination for Cause of Optionee's Continuous Status as an Employee or Consultant, the Optionee's Options shall expire on such Optionee's termination date, or at such later time and on such conditions as determined by the Committee.


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               (d) Disability of Optionee. In the event of termination of an
Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        10. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions (not inconsistent with Section 25102(o) of the California Corporations Code) related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator makes the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock


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purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock. "

               (b) Purchase Price. The purchase price of stock sold pursuant to a Stock Purchase Right will be determined by the Administrator and will be at least 85% of the Fair Market Value of the Shares on the date the Stock Purchase Right is granted or at the time the purchase is consummated, except in the case of an Optionee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the company or any Parent or Subsidiary, in which case the purchase price will be 100% of the Fair Market Value on the date the Stock Purchase Right is granted or at the time the purchase is consummated. Payment of the purchase price may be made in accordance with
Section 8(b) of this Plan.

               (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan or Section 25102(o) of the California Corporations Code as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan. The Company shall comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

        12. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, provided, that such right of first refusal terminates when the Company's securities become publicly traded and/or (b) a right to repurchase Unvested Shares held by an Optionee for cash and/or cancellation of purchase money indebtedness following such Optionee's termination at any time within the later of ninety (90) days after Optionee's termination date and the date the Optionee purchases the Shares, at the Optionee's exercise price or purchase price, as the case may be, provided, that, unless the Optionee is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of at least twenty percent (20%) per year over five (5) years from: (A) the date of grant of the Option or (B) in the case of Stock Purchase Rights, the date the Optionee purchases the Shares.

        13. Adjustments Upon Changes in Capitalization or Merger

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, upon any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the


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Company, the following will be proportionately adjusted: (1) the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, (2) the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right or upon repurchase of Unvested Shares, and (3) the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right shall terminate immediately prior to the consummation of such proposed action.

               (c) Merger. In the event of a merger of the Company with or into another corporation, each outstanding Option or Stock Purchase Right may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger, the Option or Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

        14. Escrow; Pledge of Shares. To enforce any restrictions on a Optionee's Shares, the Administrator may require the Optionee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Optionee who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Optionee's obligation to the Company under


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the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Optionee under the promissory note. In connection with any pledge of the Shares, Optionee will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

        15. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        16. Amendment and Termination of the Plan.

               (a) Amendment and Termination. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of the Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted, and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the

Company, such a representation is required by any of the aforementioned relevant provisions of law.

        18. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan

               The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

        20. Shareholder Approval. This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan) within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed. Upon the effective date, the Board may grant Options and Stock Purchase Rights pursuant to this Plan. In the event that shareholder approval is not obtained within twelve (12) months before or after the date this Plan is adopted by the Board, all Options and Stock Purchase Rights granted hereunder will be canceled, any Shares issued pursuant to any Option or Stock Purchase Right will be canceled and any purchase of Shares hereunder will be rescinded.

        21. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

        22. Insider Trading Policy. Each Employee, Consultant and Director who receives an Option or Stock Purchase Right shall comply with any policy, adopted by the Company from time to time and in effect following the closing of the sale of Common Stock in a public offering registered under the Securities Act of 1933, as amended, covering transactions in the Company's securities by employees, officers and/or directors of the Company.

                              1996 FORMFACTOR, INC.

                                STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the 1996 FormFactor, Inc. Stock Option Plan, as amended (the "PLAN") shall have the same defined meanings in this Option Agreement.

I.      NOTICE OF STOCK OPTION GRANT

        ____________________________

        ____________________________

        ____________________________

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                     __________________________________

        Vesting Commencement Date         __________________________________

        Exercise Price per Share          __________________________________

        Total Number of Shares Granted    __________________________________

        Total Exercise Price              $_________________________________

        Type of Option:                   ______  Incentive Stock Option

                                          ______  Nonstatutory Stock Option

        Term/Expiration Date:             __________________________________

Vesting Schedule:

        This Option is immediately exercisable although the shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Option Agreement. This Option will vest in accordance with the following schedule:

        The Option shall not vest during the first twelve months after the Vesting Commencement Date. On the first anniversary of the Vesting Commencement Date, provided the Optionee is a Consultant or Employee of the Company or any of its Subsidiaries, the Option shall vest as to twenty five (25%) percent of the shares covered by the Option.

        The remaining Shares subject to the Option shall then vest on a monthly basis commencing one year after the Vesting Commencement Date in increments of 1/36th of the remaining Shares subject to the Option.

        In addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested and exercisable immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Change of Control (as defined below) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting and exercisability is referred to herein as the "Change of Control Vesting"). A "Change of Control" shall mean the occurrence of any of the following events: (i) a merger, reorganization or consolidation of the Company in which the stockholders of the Company immediately before such merger, reorganization or consolidation own immediately after such merger, reorganization or consolidation less than fifty percent (50%) of the outstanding voting equity securities of the Company or entity surviving such merger, reorganization or consolidation, or (ii) a sale or other transfer of all or substantially all of the assets of the Company. "Non-Justifiable Termination" means any termination by the Company, or any Parent or Subsidiary of the Company, of Optionee's Continuous Status as an Employee or Consultant other than for Cause (as defined below). "Cause" (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company; or (iv) the death or disability of Optionee. Notwithstanding anything to the contrary set forth in the Option Agreement, if a Change of Control Vesting occurs by reason of a Non-Justifiable Termination, then the Option may be exercised by Optionee up to, but no later than, 30 days after the date of such Non-Justifiable Termination, but in any event no later than the Term/Expiration Date.

        In the event of termination of the Optionee's Continuous Status as an Employee or Consultant as a result of his or her death or "permanent and total disability," as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested and exercisable as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such termination; provided, however, such vested Option must be exercised no later than twelve (12) months from the date of such termination.

Termination Period:

        This Option may be exercised for 30 days after termination other than for Cause (as defined under the Plan) of the Optionee's Continuous Status as an Employee or Consultant, or such longer period as may be applicable upon death or termination due to disability of Optionee as provided in the Plan. If the Optionee's Continuous Status as an Employee or Consultant is terminated for Cause, this Option shall terminate on the Optionee's termination date. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect (although it may change from an Incentive Stock Option to a Nonstatutory Stock Option by virtue thereof). In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of the 1996 FormFactor Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option.

               (a) Right to Exercise. This Option is immediately exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Option agreement. Notwithstanding any provision in the Plan or this Option Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after an Optionee's termination date. This Option shall vest during its term in accordance with the Vesting Schedule set forth above in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

               (b) Vesting of Options. Shares that are vested pursuant to the schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by the Optionee without the Company's prior written consent.

               (c) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

               (d) Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

        3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (a) cash;

               (b) check;

               (c) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

               (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price;

               (e) full recourse promissory note together with a security agreement and other ancillary documents approved by the Company.

        4. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board.

        5. Termination of Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        6. Disability of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO such ISO shall cease to be treated as an ISO and shall be treated for tax purposes as a NSO on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        7. Death of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 12 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option at the date of death, or if the Option is not exercised within the time period specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

        8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        9. Company's Repurchase Option for Unvested Shares. The Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Optionee's Continuous Status as an Employee or Consultant terminates for any reason, or no reason, including without limitation Optionee's death, disability, voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

               (a) Termination and Termination Date. In case of any dispute as to whether Optionee's Continuous Status as an Employee or Consultant terminates, the Administrator shall have discretion to determine whether Optionee has terminated and the effective date of such termination (the "TERMINATION DATE").

               (b) Exercise of Repurchase Option. At any time within ninety (90) days after the later of the Optionee's Termination Date and the date the Optionee purchases the Shares, the Company, or its assignee, may elect to repurchase the Optionee's Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.

               (c) Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) the Unvested Shares at the Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in
Section 13 of the Plan.

               (d) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

               (e) Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

        10. Company's Right of First Refusal. Unvested Shares may not be sold or otherwise transferred by Optionee without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

             (a) Notice of Proposed Transfer. The Holder of the Offered Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

             (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

             (c) Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

             (d) Payment. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

             (e) Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Optionee's lifetime by gift or on Optionee's death by will or intestacy to Optionee's "IMMEDIATE FAMILY" (as defined below) or to a trust for the benefit of Optionee or Optionee's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal and Repurchase Option will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Optionee's spouse, the lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild of the Optionee or the Optionee's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Optionee or the Optionee's spouse.

               (g) Termination of Right of First Refusal. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

        11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        12. Tax Consequences. Set forth below is a brief summary as of January 1, 1998 of some of the federal and applicable state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or applicable state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax ("AMT") for federal tax purposes and may subject the Optionee to the AMT in the year of exercise.

               (b) Exercise of ISO Following Disability. If the Optionee's Continuous Status as an Employee or Consultant terminates as a result of disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the Shares received on exercise of the Option to receive preferential ISO tax treatment.

               (c) Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability and applicable state income tax liability upon the exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise. The Company refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (d) Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

                      i. Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant set forth in the Notice of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. The maximum federal capital long-term gain tax rate is twenty percent (20%). If there is a "DISQUALIFYING DISPOSITION" because Shares purchased under an ISO are disposed of within the later of one
(1) year after the date of exercise or two (2) years from the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price and any amount resulting from the disposition that is greater than the Fair Market Value of the Shares on the date of exercise is taxed as capital gain.

                      ii. Nonstatutory Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

               (e) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of the disqualifying disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

               (f) Section 83(b) Election for Unvested Shares Purchased Pursuant to Nonstatutory Stock Options. With respect to the exercise of an NSO for Unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit D for reference.

               (g) Section 83(b) Election for Unvested Shares Purchased Pursuant to Incentive Stock Options. With respect to the exercise of an ISO for Unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase for AMT purposes. This will result in a recognition of income to the Optionee on the date of exercise, for AMT purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for AMT purposes is attached hereto as Exhibit D for reference.

        13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

                                        FormFactor, Inc.,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                            Igor Y. Khandros, President and CEO


       [COMPANY SIGNATURE PAGE TO FORMFACTOR, INC. STOCK OPTION AGREEMENT]

        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ___________________, 200__       ________________________________________


                                        Residence Address:

                                        ________________________________________

                                        ________________________________________


      [OPTIONEE SIGNATURE PAGE TO FORMFACTOR, INC. STOCK OPTION AGREEMENT]

                              1996 FORMFACTOR, INC.

                                STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the 1996 FormFactor, Inc. Stock Option Plan, as amended (the "PLAN") shall have the same defined meanings in this Option Agreement.

I.      NOTICE OF STOCK OPTION GRANT

        ____________________________

        ____________________________

        ____________________________

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Date of Grant                     ____________________________________

        Vesting Commencement Date         ____________________________________

        Exercise Price per Share          ____________________________________

        Total Number of Shares Granted    ____________________________________

        Total Exercise Price              $___________________________________

        Type of Option:                     X     Incentive Stock Option

                                          ______  Nonstatutory Stock Option

        Term/Expiration Date:             ____________________________________

Vesting Schedule:

        This Option is exercisable six months from the Date of Grant although the shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Option Agreement. This Option will vest in accordance with the following schedule:

        The Option shall not vest during the first twelve months after the Vesting Commencement Date. On the first anniversary of the Vesting Commencement Date, provided the Optionee is a Consultant or Employee of the Company or any of its Subsidiaries, the Option shall vest as to twenty five (25%) percent of the shares covered by the Option.

        The remaining Shares subject to the Option shall then vest on a monthly basis commencing one year after the Vesting Commencement Date in increments of 1/36th of the remaining Shares subject to the Option.

        In addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested and exercisable immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Change of Control (as defined below) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting and exercisability is referred to herein as the "Change of Control Vesting"). A "Change of Control" shall mean the occurrence of any of the following events: (i) a merger, reorganization or consolidation of the Company in which the stockholders of the Company immediately before such merger, reorganization or consolidation own immediately after such merger, reorganization or consolidation less than fifty percent (50%) of the outstanding voting equity securities of the Company or entity surviving such merger, reorganization or consolidation, or (ii) a sale or other transfer of all or substantially all of the assets of the Company. "Non-Justifiable Termination" means any termination by the Company, or any Parent or Subsidiary of the Company, of Optionee's Continuous Status as an Employee or Consultant other than for Cause (as defined below). "Cause" (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company; or (iv) the death or disability of Optionee. Notwithstanding anything to the contrary set forth in the Option Agreement, if a Change of Control Vesting occurs by reason of a Non-Justifiable Termination, then the Option may be exercised by Optionee up to, but no later than, 30 days after the date of such Non-Justifiable Termination, but in any event no later than the Term/Expiration Date.

        In the event of termination of the Optionee's Continuous Status as an Employee or Consultant as a result of his or her death or "permanent and total disability," as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested and exercisable as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such termination; provided, however, such vested Option must be exercised no later than twelve (12) months from the date of such termination.

Termination Period:

        This Option may be exercised for 30 days after termination other than for Cause (as defined under the Plan) of the Optionee's Continuous Status as an Employee or Consultant, or such longer period as may be applicable upon death or termination due to disability of Optionee as provided in the Plan. If the Optionee's Continuous Status as an Employee or Consultant is terminated for Cause, this Option shall terminate on the Optionee's termination date. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect (although it may change from an Incentive Stock Option to a Nonstatutory Stock Option by virtue thereof). In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.     AGREEMENT

        1. Grant of Option. FormFactor, Inc., a Delaware corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Grant (the "OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of the 1996 FormFactor Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

        If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable six months from the Date of Grant although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Option agreement. Notwithstanding any provision in the Plan or this Option Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after an Optionee's termination date. This Option shall vest during its term in accordance with the Vesting Schedule set forth above in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

               (b) Vesting of Options. Shares that are vested pursuant to the schedule set forth in the Notice of Grant are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in the Notice of Grant are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by the Optionee without the Company's prior written consent.

               (c) Method of Exercise. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

               No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

               (d) Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

        3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

               (a) cash;

               (b) check;

               (c) surrender of other shares of Common Stock of the Company which (A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

               (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

        4. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board.

        5. Termination of Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        6. Disability of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an ISO such ISO shall cease to be treated as an ISO and shall be treated for tax purposes as a NSO on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        7. Death of Optionee. Notwithstanding the provisions of Section 5 above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 12 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death. To the extent that the Optionee was not entitled to exercise the Option at the date of death, or if the Option is not exercised within the time period specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

        8. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        9. Company's Repurchase Option for Unvested Shares. The Company, or its assignee, shall have the option to repurchase Optionee's Unvested Shares on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Optionee's Continuous Status as an Employee or Consultant terminates for any reason, or no reason, including without limitation Optionee's death, disability, voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase

Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

               (a) Termination and Termination Date. In case of any dispute as to whether Optionee's Continuous Status as an Employee or Consultant terminates, the Administrator shall have discretion to determine whether Optionee has terminated and the effective date of such termination (the "TERMINATION DATE").

               (b) Exercise of Repurchase Option. At any time within ninety (90) days after the later of the Optionee's Termination Date and the date the Optionee purchases the Shares, the Company, or its assignee, may elect to repurchase the Optionee's Unvested Shares by giving Optionee written notice of exercise of the Repurchase Option.

               (c) Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Optionee (or from Optionee's personal representative as the case may be) the Unvested Shares at the Optionee's Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in
Section 13 of the Plan.

               (d) Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

               (e) Right of Termination Unaffected. Nothing in this Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Optionee's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

        10. Company's Right of First Refusal. Unvested Shares may not be sold or otherwise transferred by Optionee without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

             (a) Notice of Proposed Transfer. The Holder of the Offered Shares shall deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

             (b) Exercise of Right of First Refusal. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

             (c) Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

             (d) Payment. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

             (e) Holder's Right to Transfer. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (f) Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Optionee's lifetime by gift or on Optionee's death by will or intestacy to Optionee's "IMMEDIATE FAMILY" (as defined below) or to a trust for the benefit of Optionee or Optionee's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal and Repurchase Option will continue to apply thereafter to such Vested

Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Optionee's spouse, the lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild of the Optionee or the Optionee's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Optionee or the Optionee's spouse.

               (g) Termination of Right of First Refusal. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

        11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

        12. Tax Consequences. Set forth below is a brief summary as of January 1, 1998 of some of the federal and applicable state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or applicable state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax ("AMT") for federal tax purposes and may subject the Optionee to the AMT in the year of exercise.

               (b) Exercise of ISO Following Disability. If the Optionee's Continuous Status as an Employee or Consultant terminates as a result of disability that is not a total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the Shares received on exercise of the Option to receive preferential ISO tax treatment.

               (c) Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability and applicable state income tax liability upon the exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise. The Company refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (d) Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

                      i. Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant set forth in the Notice of Grant, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. The maximum federal capital long-term gain tax rate is twenty percent (20%). If there is a "DISQUALIFYING DISPOSITION" because Shares purchased under an ISO are disposed of within the later of one
(1) year after the date of exercise or two (2) years from the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price and any amount resulting from the disposition that is greater than the Fair Market Value of the Shares on the date of exercise is taxed as capital gain.

                      ii. Nonstatutory Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

               (e) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the Date of Grant or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of the disqualifying disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

               (f) Section 83(b) Election for Unvested Shares Purchased Pursuant to Nonstatutory Stock Options. With respect to the exercise of an NSO for Unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit D for reference.

               (g) Section 83(b) Election for Unvested Shares Purchased Pursuant to Incentive Stock Options. With respect to the exercise of an ISO for Unvested Shares, an election may be filed by the Optionee with the Internal Revenue Service and, if necessary, the proper state taxing authorities, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions if applicable) to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase for AMT purposes. This will result in a recognition of income to the Optionee on the date of exercise, for AMT purposes, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Optionee at the time or times on which the Company's Repurchase Option lapses. Optionee is strongly encouraged to seek the advice of his or her tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) for AMT purposes is attached hereto as Exhibit D for reference.

        13. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

                                        FormFactor, Inc.,
                                        a Delaware corporation


                                        By:
                                            -----------------------------------
                                            Igor Y. Khandros, President and CEO


       [COMPANY SIGNATURE PAGE TO FORMFACTOR, INC. STOCK OPTION AGREEMENT]

        OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

        Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ___________________, 200__       ______________________________________

                                        Residence Address:

                                        ______________________________________

                                        ______________________________________


      [OPTIONEE SIGNATURE PAGE TO FORMFACTOR, INC. STOCK OPTION AGREEMENT]



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